Exhibit 99.2
[Time-based]
RESTRICTED STOCK AGREEMENT
     THIS RESTRICTED STOCK AGREEMENT is dated as of the                      day of                                          (being the grant date of this restricted stock award), between OM Group, Inc., a Delaware corporation (the “Company”), and                                          (the “Executive”).
     WHEREAS, the Company maintains the 1998 Long-Term Incentive Compensation Plan and the 2002 Stock Incentive Plan (as applicable to this restricted stock award, the “Plan”) for the purpose of (i) motivating executive personnel by means of long-term incentive compensation, (ii) furthering the identity of interests of participants with those of the stockholders of the Company through ownership and performance of the common stock of the Company, and (iii) permitting the Company to attract and retain directors and executive personnel upon whose judgment the successful conduct of the business of the Company largely depends.
     WHEREAS, pursuant to the terms of the Plan, the terms, conditions and restrictions of each restricted stock award are to be set forth in an award agreement.
     NOW, THEREFORE, the Company and the Executive agree as follows:
     1. Award of Restricted Stock.
     Subject to the terms, conditions and restrictions set forth in this Agreement, the Company hereby grants to the Executive an award of                      shares of common stock of the Company (the “Restricted Stock”) under the 1998 Long-Term Incentive Compensation Plan/2002 Stock Incentive Plan (cross out inapplicable Plan).
     2. Restrictions on Transfer of Restricted Stock.
     The Executive shall not be entitled to sell, exchange, transfer, pledge, hypothecate, assign or otherwise dispose of the Restricted Stock until such time that such Restricted Stock has vested in accordance with this Agreement. Any attempted sale, exchange, transfer, pledge, hypothecation, assignment or other disposition of such Restricted Stock in violation of this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records.
     3. Issuance of Stock Certificate.
     The Company shall cause a certificate evidencing the Restricted Stock to be issued in the name of the Executive following execution of this Agreement. Such certificate shall bear the following legend, together with any other legend deemed necessary or desirable by the Company in order to comply with applicable laws or to ensure the enforceability of the provisions of the Plan or this Agreement:

The sale or other transfer of the shares represented by this certificate is subject to certain restrictions set forth in the Restricted Stock Agreement between                      (the registered owner) and OM Group, Inc., dated as of                     . A copy of such restrictions may be obtained from the Secretary of OM Group, Inc.
Such stock certificate shall be held by the Company (or its designated agent) on behalf of the Executive until such time as the Restricted Stock has vested or is forfeited in accordance with this Agreement.
     4. Rights Relating to Restricted Stock.
     The Restricted Stock shall constitute issued and outstanding shares of common stock of the Company, and the Executive shall be entitled to exercise voting rights pertaining to the Restricted Stock. In the event dividends are paid by the Company with respect to its common stock prior to such time as the Restricted Stock has vested in accordance with this Agreement, such dividends shall be distributed to and held by the Company (or its designated agent) in the same manner as the Restricted Stock and be distributed to the Executive upon vesting of the Restricted Stock or forfeited in accordance with this Agreement. In the event that shares of common stock of the Company or other securities are distributed to owners of outstanding common stock by reason of a stock dividend, stock split, recapitalization or otherwise, such shares or securities received by the Executive shall be encompassed within the term “Restricted Stock” for purposes of this Agreement and the Executive shall deliver to the Company all such shares or securities received, to be held by the Company on behalf of the Executive subject to the same restrictions as the Restricted Stock.
     5. Vesting.
          5.1 Vesting Date; New Certificates.
               (a) The Restricted Stock granted to the Executive pursuant to this Agreement shall vest, such that the restrictions set forth in this Agreement shall no longer be applicable and the Restricted Stock shall no longer be subject to forfeiture as provided in this Agreement, on                                          (the “Vesting Date”).
               (b) In the absence of a prior forfeiture of the Restricted Stock pursuant to this Agreement, as promptly as practicable after the Vesting Date and compliance with Section 6 of this Agreement, the Company shall cause a new certificate or certificates to be issued in the name of the Executive, or the Executive’s designee, in exchange for the certificate for the Restricted Stock that is described in Section 3 of this Agreement. Such new certificate shall not contain the legend set forth in Section 3 of this Agreement but may contain any other legend the Company believes is appropriate in order to comply with applicable securities law requirements.
          5.2 Accelerated Vesting upon Change in Control. Upon a Change in Control (as defined in the Plan) of the Company prior to the Vesting Date, vesting of the Restricted Stock subject to this Agreement shall be accelerated in accordance with the provisions of Section 24(c) or Section 22(b) of the applicable Plan, assuming the Executive is employed by the Company at the time of such Change in Control.
          5.3 Pro Rata Vesting Due to Death or Disability. In the event the Executive ceases to be employed by the Company due to death or disability prior to the Vesting Date, a pro rata number of shares of the Restricted Stock shall vest, as measured by the number of days in the period commencing with the date of this grant and ending on the date of death or disability as compared to the number of days in the period commencing with the date of this grant and ending on the Vesting Date, with any fractional share rounded down to the nearest whole number. New certificates representing such pro rata number of vested shares shall be issued in accordance with Section 5.1(b) of this Agreement, but reasonably promptly after any such cessation of employment, and the provisions of this Agreement shall otherwise apply to such vested shares. The balance of Restricted Stock granted pursuant to this Agreement and not vested pursuant to this Section 5.3 shall be forfeited without compensation or other consideration.
          5.4 Forfeiture upon Other Cessation of Employment. In the event the Executive ceases to be employed by the Company prior to the Vesting Date for any reason other than death or disability, the Executive shall forfeit to the Company, without compensation or any other consideration, all Restricted Stock that is granted pursuant to this Agreement. For purposes of this Agreement, the Executive shall have ceased to be employed by the Company when the Executive no longer has the right or obligation to perform services for the Company, notwithstanding the continuation of any employment agreement for any other purpose or the continuation of compensation or benefits under any such employment agreement or otherwise.
     6. Tax Provision. Executive agrees that, no later than the date upon which the Restricted Stock becomes vested in accordance with this Agreement (or reasonably promptly after vesting, in the event of death), the Executive (or the Executive’s representative) will pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required by law to be paid and/or withheld with respect to such Restricted Stock.
     7. Special Incentive Compensation.
     The Executive agrees that the award of the Restricted Stock under the Agreement is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) and any other property received on account of such Restricted Stock will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company.

     8. Relationship to the Plan.
     This Agreement is subject to the terms of the Plan and any related administrative policies adopted by the Company. If there is any inconsistency between this Agreement and the Plan or any such administrative policies, the Plan and the policies, in that order, shall govern.
     9. No Effect on Employment Relationship.
     This Agreement is not intended to have any effect upon Executive’s employment relationship with the Company. Nothing in this Agreement shall interfere with or affect the rights of the Company or the Executive under any employment agreement or confer upon the Executive any right to continued employment with the Company.
     10. Transferability; Binding Effect.
     The rights of the Executive under this Agreement shall not be transferable except, in the event of death, by will or by the laws of descent and distribution. Subject to the provisions of the Plan, this Agreement shall inure to the benefit of and be binding upon the Executive and the Company and their respective heirs, legal representatives, successors and assigns.
     11. Amendment.
     No amendment, modification, waiver or release of or under this Agreement will be effective unless evidenced by an instrument in writing signed by each of the Company and the Executive.
     12. Governing Law.
     This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OM GROUP, INC.

By

EXECUTIVE

[Name]